HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

033-19943          HV-1531 – NQ Variable Account

Supplement dated October 19, 2017 to your Prospectus

FUND CLOSURE

Hartford Stock HLS Fund – Class IA

Effective as of the close of business on December 31, 2017, the above Sub-Account is closed to plan sponsors that do not have investments in the above Sub-Account. Additional purchases in the Sub-Account may be made as follows: (i) purchases by plan sponsors that hold shares in the above Sub-Account as of December 31, 2017; (ii) purchases through reinvestment of dividends; and (iii) purchases by certain plan sponsors that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares in the above Sub-Account.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.